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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 31, 2003

i-STAT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19841 (Commission file number)	22-2542664 (I.R.S. Employer Identification No.)

104 WINDSOR CENTER DRIVE, EAST WINDSOR, NJ 08520
(Address of principal executive offices) (Zip code)

(609) 443-9300
(Registrant's telephone number, including area code)

Item 5.    Other Events and Required FD Disclosure

        On December 31, 2003, the marketing and distribution agreement between i-STAT Corporation (the "Company") and Abbott Laboratories ("Abbott") dated as of August 3, 1998 was amended (the "Distribution Agreement Amendment") to allow Abbott the continued distribution of the Company's products in the U.S. and certain other countries or territories until the earlier of (i) such time as the merger contemplated by the Agreement and Plan of Merger, dated as of December 12, 2003, with Abbott Laboratories and Senator Acquisition Corporation (the "Merger Agreement") is consummated or (ii) the date the Merger Agreement is terminated.

        The description of the Distribution Agreement Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreement. Reference is made to the full text of the Distribution Agreement Amendment which is filed as an exhibit to this report and is incorporated in this report by this reference.

Item 7.    Exhibits

10.39	Amendment to Marketing and Distribution Agreement between i-STAT Corporation and Abbott Laboratories dated as of December 31, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, i-STAT Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

i-STAT CORPORATION
By:	/s/ LORIN J. RANDALL Lorin J. Randall Senior Vice President

Date: December 31, 2003

Exhibit Index

Exhibit Number	Exhibit Title
10.39	Amendment to Marketing and Distribution Agreement, dated as of December 31, 2003, between i-STAT Corporation and Abbott Laboratories.

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  Item 5. Other Events and Required FD Disclosure
  Item 7. Exhibits
SIGNATURE
Exhibit Index